UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)       FEBRUARY 20, 2007
                                                        ---------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             33-81808                         22-3276290
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      (Commission File Number)      (IRS Employer Identification No.)

            1361 ALPS ROAD
           WAYNE, NEW JERSEY                              07470
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   (Address of Principal Executive Offices)             (Zip Code)

                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000















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



ITEM 8.01. OTHER EVENTS

On February 20, 2007, the Company issued the press release attached as Exhibit 99.1.

On February 22, 2007, the Company issued three press releases attached as Exhibits 99.2, 99.3 and 99.4.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

99.1 News release issued February 20, 2007 regarding Purchase Price for Cash Tender Offer and Consent Solicitation for Notes Due in 2007 and 2008.

99.2 News release issued February 22, 2007 regarding New Senior Secured Credit Facilities and Completion of Bond Tender Offers.

99.3 News release issued February 22, 2007 regarding Extension of Expiration of Consent Date for BMCA Acquisition Sub Inc.'s Consent Solicitations for ElkCorp Senior Notes.

99.4 News release issued February 22, 2007 regarding BMCA Acquisition Sub Inc.'s Acceptance of 90.7% of ElkCorp Shares.












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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: February 23, 2007            By:   /s/ James T. Esposito
                                        ------------------------------------
                                        Name:  James T. Esposito
                                        Title: Vice President and Controller





















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



                                  EXHIBIT INDEX

       Exhibit Number            Description
       --------------            -----------

            99.1 News release issued February 20, 2007 regarding Purchase Price for Cash Tender Offer and Consent Solicitation for Notes Due in 2007 and 2008.

            99.2 News release issued February 22, 2007 regarding New Senior Secured Credit Facilities and Completion of Bond Tender Offers.

            99.3 News release issued February 22, 2007 regarding Extension of Expiration of Consent Date for BMCA Acquisition Sub Inc.'s Consent Solicitations for ElkCorp Senior Notes.

            99.4 News release issued February 22, 2007 regarding BMCA Acquisition Sub Inc.'s Acceptance of 90.7% of ElkCorp Shares.


















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